                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   __________

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                April 16, 1998
                     -------------------------------------
                       (Date of earliest event reported)


                       Capital One Financial Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  1-13300                     54-1719854
-----------------------         ----------------             -------------------
(State of incorporation         (Commission File                (IRS Employer
or organization)                     Number)                 Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                              22042
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (703) 205-1000

Item 5.  Other Events.
         ------------


     (a)  See attached press release.


     (b)  Cautionary Factors

     The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general; the amount of, and rate of growth in, the Company's expenses (including associate and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in the Company's SEC reports, including the Annual Report on Form 10-K for the year ended December 31, 1997 (Part I, Item 1, Cautionary Statements).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

   99.1.  Press Release of the Company dated April 16, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CAPITAL ONE FINANCIAL CORPORATION


     Dated:  April 16, 1998                   By: /s/ James M. Zinn
                                              James M. Zinn
                                              Senior Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX


     99.1 Press Release of the Company dated April 16, 1998.

                                       4